Exhibit 10.14

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of December 11, 2008, by and among HUGHES TELEMATICS, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”), MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, the “Administrative Agent”) and MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent are parties to an Amended and Restated Credit Agreement, dated as of April 9, 2008 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. The definition of “Eligible Transferee” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“, provided that Apollo Investment Fund V (PLASE), L.P. shall be deemed to be an Eligible Transferee in respect of the $5.0 million of Incremental Loans incurred in December 2008, provided that notwithstanding anything to the contrary contained in the Credit Agreement, Apollo Investment Fund V (PLASE), L.P., upon becoming an Incremental Loan Lender, shall (i) be deemed to vote pro rata with the other Lenders on any matter requiring a Required Lender vote under the Credit Documents, including without limitation any amendment, modification or waiver, any exercise of remedies and any Lender vote in the context of a proceeding of the type described in Section 9.05 (e.g., if holders of 51% of the aggregate outstanding principal amount of the Loans (excluding the Loans held by Apollo Investment Fund V (PLASE), L.P.) have voted in favor of a proposal placed before the Lenders, such Person will be deemed to have voted its Loans 51% in favor and 49% against such proposal) (it being understood and agreed that

Apollo Investment Fund V (PLASE), L.P. shall be entitled to vote in its sole discretion with respect to any matter that requires the vote of each Lender or each directly affected Lender), (ii) not have any right to receive information not prepared by the Borrower from the Administrative Agent or any other Lender under or in connection with the Credit Documents otherwise delivered or required to be delivered to each Lender or attend any meeting or conference call with the Administrative Agent or any Lender but in which a Borrower does not participate, (iii) not have any right to make or bring any claim, in its capacity as Lender, against the Administrative Agent or any Lender with respect to the duties and obligations of such Persons under the Credit Documents (except for gross negligence, bad faith or willful misconduct or failure to deliver distributions (including principal and interest) to Apollo Investment Fund V (PLASE), L.P. in accordance with the terms of the Credit Documents) and (iv) not have any right whatsoever to require the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to this Agreement or any other Credit Document (it being understood and agreed that Apollo Investment Fund V (PLASE), L.P. shall be entitled to vote in its sole discretion with respect to any matter that requires the vote of each Lender or each directly affected Lender)”.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein) before giving effect to this First Amendment, (ii) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein) after giving effect to this First Amendment and (iii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. The Credit Agreement is modified only by the express provisions of this First Amendment and this First Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Jessica Marchand (facsimile number: 212-354-8113 / email: jmarchand@whitecase.com).

6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

HUGHES TELEMATICS, INC.

By:	/s/ CRAIG KAUFMANN
Name:	Craig Kaufmann
Title:	VP Finance and Treasurer

signature page to First Amendment Hughes A/R Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., Individually and as Administrative Agent

By:	/s/ PAUL FOSSATI
Name:	Paul Fossati
Title:	Vice President

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:	/s/ PAUL FOSSATI
Name:	Paul Fossati
Title:	Managing Director

signature page to First Amendment Hughes A/R Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG HUGHES TELEMATICS, INC., THE LENDERS PARTY FROM TIME TO TIME PARTY THERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT AND MORGAN STANLEY & CO. INCORPORATED, AS COLLATERAL AGENT

CRESCENT 1, LP
By: Cyrus Capital Advisors, LLC as General Partner

By:	/s/ STEPHEN FREIDHEIM
	Name:	Stephen Freidheim
	Title:	Managing Member

signature page to First Amendment Hughes A/R Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG HUGHES TELEMATICS, INC., THE LENDERS PARTY FROM TIME TO TIME PARTY THERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT AND MORGAN STANLEY & CO. INCORPORATED, AS COLLATERAL AGENT

CRS FUND, LTD
By: Cyrus Capital Partners, L.P. as Investment Manager
By: Cyrus Capital Partners GP, LLC as General Partner

By:	/s/ STEPHEN FREIDHEIM
	Name:	Stephen Freidheim
	Title:	Managing Member

signature page to First Amendment Hughes A/R Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG HUGHES TELEMATICS, INC., THE LENDERS PARTY FROM TIME TO TIME PARTY THERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT AND MORGAN STANLEY & CO. INCORPORATED, AS COLLATERAL AGENT

CYRUS OPPORTUNITIES MASTER FUND II, LTD
By: Cyrus Capital Partners, L.P. as Investment Manager
By: Cyrus Capital Partners GP, LLC as General Partner

By:	/s/ STEPHEN FREIDHEIM
	Name:	Stephen Freidheim
	Title:	Managing Member

signature page to First Amendment Hughes A/R Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG HUGHES TELEMATICS, INC., THE LENDERS PARTY FROM TIME TO TIME PARTY THERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT AND MORGAN STANLEY & CO. INCORPORATED, AS COLLATERAL AGENT

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.
By: Cyrus Capital Partners, L.P. as Investment Manager
By: Cyrus Capital Partners GP, LLC as General Partner

By:	/s/ STEPHEN FREIDHEIM
	Name:	Stephen Freidheim
	Title:	Managing Member

signature page to First Amendment Hughes A/R Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG HUGHES TELEMATICS, INC., THE LENDERS PARTY FROM TIME TO TIME PARTY THERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT AND MORGAN STANLEY & CO. INCORPORATED, AS COLLATERAL AGENT

GRANITE CREEK FLEXCAP I, L.P.

By:	/s/ BRIAN BOORSTEIN
	Name:	Brian Boorstein
	Title:	Managing Member

signature page to First Amendment Hughes A/R Credit Agreement

Accepted and Agreed to

on this 12th day of December, 2008:

APOLLO INVESTMENT FUND V (PLASE), L.P. as Incremental Loan Lender

By: Apollo Advisors V, L.P., its General Partner
By: Apollo Capital Management V, Inc., its General Partner

By:	/s/ ANDREW AFRICK
Name:	Andrew Africk
Title:	Vice President

signature page to First Amendment Hughes A/R Credit Agreement